Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 3,115	$ 3,063	$ 3,270
Accrued interest expenses	6,872	6,482	6,692
Settlement and clearing accounts	1,815	2,234	1,519
Lease liabilities	5,097	5,213	5,502
Other	4,484	4,364	3,868
Total other financial liabilities measured at amortized cost	$ 21,383	$ 21,356	$ 20,851